SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                   Harleysville Savings Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

             [Harleysville Savings Financial Corporation Letterhead]




                                                              December 19, 2001



Dear Stockholder:

               You are cordially invited to attend the Annual Meeting of Stockholders of Harleysville Savings Financial Corporation, the holding company for Harleysville Savings Bank. The meeting will be held at the Family Heritage Restaurant located in Franconia, Pennsylvania on Wednesday, January 23, 2002 at 9:30 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

               It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

               Your continued support of and interest in Harleysville Savings Financial Corporation is sincerely appreciated.

                                               Sincerely,



                                               /s/ Edward J. Molnar
                                               --------------------
                                               Edward J. Molnar
                                               President and Chief
                                               Executive Officer

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                                 271 Main Street
                        Harleysville, Pennsylvania 19438
                                 (215) 256-8828
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 2002
                              --------------------


               NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Harleysville Savings Financial Corporation (the "Company") will be held at the Family Heritage Restaurant, located in Franconia, Pennsylvania, on Wednesday, January 23, 2002 at 9:30 a. m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

               (1) To elect three (3) directors for a three-year term and until their successors are elected and qualified;

               (2) To ratify the appointment by the Board of Directors of Deloitte & Touche as the Company's independent auditors for the year ending September 30, 2002; and

               (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

               The Board of Directors has fixed December 7, 2001 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                            By Order of the Board of Directors


                                            /s/ Marian Bickerstaff
                                            -----------------------------------
                                            Marian Bickerstaff
                                            Senior Vice President and Secretary



Harleysville, Pennsylvania
December 19, 2001


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

                   HARLEYSVILLE SAVINGS FINANCIAL CORPORATION
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 23, 2002


               This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of Harleysville Savings Financial Corporation (the "Company"), the bank holding company for Harleysville Savings Bank (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Family Heritage Restaurant, located in Franconia, Pennsylvania, on Wednesday, January 23, 2002 at 9:30 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 19, 2001.

               The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Marian Bickerstaff, Senior Vice President and Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

               Only stockholders of record of the Company at the close of business on December 7, 2001 ("Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were approximately 2,306,455 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting.

               The presence in person or by proxy of at least a majority of the issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting. The affirmative vote of a majority of the total votes cast at the Annual Meeting is required for approval of the proposal to ratify the appointment of the Company's independent auditors.

               Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Because of the required votes, abstentions will have no effect on the voting for the election of directors or the proposal to ratify the appointment of the Company's independent auditors. Under rules applicable to broker-dealers, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                   WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

               The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into three classes which are as equal in number as possible, and that the members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually and stockholders are not permitted to cumulate their votes for the election of directors. No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

               Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

               The following tables present information concerning the nominees for director and each director whose term continues, including his tenure as a director of the Company.


           Nominees for Director for Three-Year Term Expiring in 2005

                             Position with the Company and
                              Principal Occupation During               Director
    Name           Age            the Past Five Years                   Since(1)
    ----           ---       -----------------------------              --------

Paul W. Barndt     72   Mr. Barndt is Founder of the Barndt Agency,        1975
                        Inc., a real estate and insurance agency located in Sumneytown, Pennsylvania.

Philip A. Clemens  52   Mr. Clemens is Chairman and Chief  Executive       1987
                        Officer of Clemens Family Corporation, a meat processing company located in Hatfield,
                        Pennsylvania.

Edward J. Molnar   61   Mr. Molnar has served as the Company's President   1968
                        and Chief  Executive Officer since February 2000
                        and the Bank's Chief Executive Officer since 1967 and also as the Bank's President since 1976.

The Board of Directors Recommends a Vote FOR Election of the Nominees for Director.

Members of the Board of Directors Continuing in Office

                      Directors With Terms Expiring in 2003

                             Position with the Company and
                                Principal Occupation                    Director
   Name             Age        During the Past Five Years               Since(1)
   ----             ---       --------------------------                --------

David J. Friesen    58       Mr. Friesen is a certified  public           1987
                             accountant and Director of
                             Development  at  PennView  Christian
                             School  located in Souderton,
                             Pennsylvania.

George W. Meschter  49       Mr. Meschter is the President of             1981
                             Meschter  Insurance  Group,
                             an insurance agency located in
                             Collegeville, Pennsylvania.

                      Directors With Terms Expiring in 2004

                             Position with the Company and
                              Principal Occupation During               Director
   Name             Age          the Past Five Years                    Since(1)
   ----             ---      -----------------------------              --------

Sanford L. Alderfer 49       Mr. Alderfer is President of Alderfer        2001
                             Auction Company, located in Hatfield,
                             Pennsylvania.


Mark R. Cummins     45       Mr. Cummins is Executive Vice President,     1995
                             Chief Investment Officer and Treasurer of
                             Harleysville Insurance Companies
                             located in Harleysville, Pennsylvania.




Ronald B. Geib      47       Mr. Geib has served as the Company's         2001
                             Executive Vice President and Chief Operating
                             Officer since February 2000 and the Bank's
                             Executive Vice President and Chief Operating
                             Officer since September 1999. Mr. Geib
                             previously served as the Bank's Senior Vice
                             President, Treasurer, and Chief Financial
                             Officer from 1980 to 1999. Mr. Geib joined the Bank in 1976.




--------------

 (1) Includes service as a director of the Bank.

Stockholder Nominations

              Article III, Section 3.12 of the Company's Bylaws governs nominations for election to the Board and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than (i) with respect to an election to be held at an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by the Company for the immediately preceding annual meeting, or in the case of the first annual meeting of stockholders following the Reorganization, not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Bank in connection with the immediately preceding annual meeting of stockholders of the Bank prior to the Reorganization, and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

              Each written notice of a stockholder nomination shall set forth:
(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures. The Company did not receive any nominations from stockholders for the Annual Meeting.

The Board of Directors and Its Committees

              Regular meetings of the Board of Directors of the Company and the Bank are typically held on a monthly basis and special meetings of the Board of Directors are held from time-to-time as needed. There were 12 meetings of the Board of Directors of the Company held during fiscal 2001. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board on which the director served during the year, except Mr. Alderfer who attended 73% of the aggregate of the total number of meeting of the Board of Directors and committees he served on.

              The Board of Directors of the Company has established various committees, including Audit, Human Resources and Nominating Committees.

              The Human Resource Committee, which met three times during fiscal 2001, reviews the Company's compensation programs and recommends salary and benefits for the Company's employees. The members of the committee are currently Messrs. Alderfer, Meschter and Clemens.

              The Nominating Committee, which met one time during fiscal 2001with respect to nominations for directors for the Annual Meeting, advises the Board of Directors with respect to nominations of directors and recommends candidates to the Board of Directors as nominees for election at the annual meeting and reviews and recommends directors fees to be paid by to members of the Board of Directors. The members of the Nominating Committee are Messrs. Barndt, Friesen and Meschter.

              The Audit Committee reviews the records and affairs of the Company to determine its financial condition, reviews with management and the Company's independent auditors the systems of internal control, monitors the

Company's adherence in accounting and financial reporting to generally accepted accounting principles, and performs such other duties deemed appropriate by the Board of Directors. The Audit Committee met three times in fiscal 2001. Messrs. Cummins, Friesen and Barndt served on the Audit Committee in fiscal 2001. The members the Audit Committee are independent as defined in Rule 4200 (a)(14) of the listing standards of the Nasdaq Stock Market. The Board of Directors adopted an Audit Charter in August 2001 in the form attached hereto as Appendix A.

Report of the Audit Committee

              The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees". The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

                                                    Mark R. Cummins
                                                    David J. Friesen
                                                    Paul W. Barndt

Executive Officers Who Are Not Directors

              The following table sets forth certain information with respect to the executive officers of the Company and the Bank who are not directors or nominees.
                           Position(s) with the Company and Principal Occupation
       Name          Age               During the Past Five Years
-------------------  ---   -----------------------------------------------------

Marian Bickerstaff   51    Mrs. Bickerstaff has served as the
                           Company's Secretary since January 2001, the
                           Company's Senior Vice President since
                           February 2000, the Bank's Senior Vice
                           President since September 1999 and as the Bank's Chief Lending Officer since 1985.
                           Mrs. Bickerstaff was Vice President of the
                           Bank from 1985 to 1999. Mrs. Bickerstaff has also served as the Company's Corporate
                           Secretary since 2001. Mrs. Bickerstaff
                           joined the Bank in 1975.




Brendan J. McGill    33    Mr. McGill has served as the Company's
                           Senior Vice President, Treasurer and Chief
                           Financial Officer since February 2000 and joined the Bank in September 1999 as Senior
                           Vice President, Chief Financial Officer and
                           Treasurer. Prior thereto, Mr. McGill was an auditor with the accounting firm of Deloitte & Touche, specializing in financial institutions.



Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock. Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended September 30, 2001, all Section 16(a) filing requirements applicable to its executive officers and directors were met.

              The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


                                         Amount and Nature
  Name of Beneficial                        of Beneficial
  Owner or Number of                       Ownership as of         Percent of
   Persons in Group                     December 7, 2001(1)(2)    Common Stock
  -----------------                      --------------------     ------------

Harleysville Savings Financial             237,110 (3)               10.28%
  Corporation Employee Stock
  Ownership Pension Plan
  271 Main Street
  Harleysville, Pennsylvania 19438

First Manhattan Company                    154,013 (4)                6.67
  437 Madison Avenue
  New York, New York 10022

Directors:
  Sanford L. Alderfer                        6,856 (5)(7)             0.29
  Paul W. Barndt                            19,011 (6)                0.82
  Philip A. Clemens                         19,625 (6)(7)(8)          0.85
  Mark R. Cummins                           82,124 (9)                3.55
  David J. Friesen                          39,019 (6)(10)            1.69
  Ronald B. Geib                            72,541 (11)               3.12
  George W. Meschter                        35,422 (6)(7)(12)         1.53
  Edward J. Molnar                         131,501 (13)               5.66

Named Executive Officers:
  Marian Bickerstaff                        70,451 (14)               3.04
  Brendan J. McGill                          7,807 (15)               0.34

All directors and executive                484,357 (16)              20.89
  officers as a group (10 persons)


------------------------

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) Includes 134,754 shares held in the Company's Employee Stock Ownership Pension Plan ("ESOP") for the account of officers who may direct the voting of such shares, and 102,356 shares allocated to other employee participants in the plan who may direct the voting of such shares.

(4) Pursuant to filings under the Exchange Act, includes 138,413 shares which First Manhattan Company has sole voting and dispositive power, 4,000 shares which it has shared voting and dispositive power and 11,600 shares which it has shared dispositive and no voting power.

(5) Includes 4,666 shares held in the Sanford Alderfer Auction Company, Inc. Profit Sharing Plan, which Mr. Alderfer is a trustee. Includes 1250 shares which may be acquired within 60 days of the voting record date pursuant to vested stock options.

(6) Includes 3,750 shares which may be acquired within 60 days of the Voting Record Date pursuant to vested stock options.

(7) Does not include 237,110 shares held in the ESOP as to which Messrs. Alderfer, Clemens and Meschter serve as trustees and disclaim beneficial ownership.

(8) Includes 4,125 shares held by Mr. Clemen's wife and 3,550 shares held by Mr. Clemen's daughters.

(9) Includes 74,249 shares owned by the Harleysville Insurance Companies of which Mark R. Cummins is the Executive Vice President, Chief Investment Officer and Treasurer. As such, Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of the 74,249 shares. Also includes 5,875 shares which may be acquired within 60 days of the Voting Record Date pursuant to vested stock options.

(10) Includes 4,164 shares held solely by Mr. Friesen's wife.

(11) Includes 39,549 shares held by Mr. Geib under the ESOP, 8,883 shares held by Mr. Geib's wife, 1,354 shares held by Mr. Geib's children, and 20,812 shares which may be acquired within 60 days of the Voting Record Date pursuant to vested stock options.

(12) Includes 6,867 shares owned by Meschter Insurance Group of which Mr. Meschter is President and 4,584 shares held in a trust which Mr. Meschter is trustee, 1,595 shares held by Mr. Meschter's son and 740 shares held by Mr. Meschter's wife.

(13) Includes 61,875 shares held by Mr. Molnar under the ESOP, and 15,263 shares which may be acquired within 60 days of the Voting Record Date pursuant to vested stock options.

(14) Includes 33,329 shares held by Mrs. Bickerstaff under the ESOP, 100 shares held by Mrs. Bickerstaff's husband, and 14,258 shares which may be acquired within 60 days of the Voting Record Date pursuant to vested stock options.

(15) Includes 5,000 shares which may be acquired within 60 days of the Voting Date pursuant to vested stock options.

(16) Includes 71,208 shares subject to outstanding stock options which are exercisable within 60 days of the Voting Record Date, and 134,753 shares held in the ESOP for the account of officers. Also includes 74,249 shares owned by the Harleysville Mutual Insurance Company of which Mark R. Cummins is Executive Vice President, Chief Investment Officer and Treasurer. Mr. Cummins has the power to direct the voting and disposition of these shares. Mr. Cummins disclaims beneficial ownership of these 74,249 shares.


                             MANAGEMENT COMPENSATION

Summary Compensation Table

              The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company and the Bank for services rendered in all capacities during the past three years to the Chief Executive Officer and the only other executive officers of the Company and its subsidiaries whose total compensation during the year ended September 30, 2001 exceeded $100,000.

                                                                       Long Term
                                            Annual Compensation       Compensation
                                            -------------------     -----------------
          Name and                                                   Stock                  All Other
     Principal Position             Year     Salary     Bonus(1)    Grants    Options    Compensation(2)
-------------------------------     ----    -------    ---------    -------   -------    ---------------
Edward J. Molnar                    2001    $190,723    $40,299        --      2,100         $24,952
  President and Chief               2000     175,712     40,784        --        --           37,836
  Executive Officer                 1999     163,000     39,131        --        --           32,851


Ronald B. Geib                      2001     126,458     26,720        --       1,400          18,398
  Executive Vice President and      2000     116,554     27,053        --         --           19,115
  Chief  Operating                  1999     108,300     25,979        --         --           15,660
  Officer

Marian Bickerstaff                  2001     100,654     21,268        --       1,100           8,725
  Senior Vice President             2000      92,560     21,484        --         --           15,132
  and Corporate Secretary           1999      85,675     20,568        --         --           12,390


Brendan J. McGill(3)                2001      84,385     17,830        --       1,000           1,932
  Senior Vice President             2000      75,011     17,411        --         250             --
  and Chief Financial Officer

---------------

(1)  Bonus is determined pursuant to the Company's Profit Sharing Incentive
     Plan.

(2) In fiscal 2001, represents $10,200, $7,179 and $5,708 contributed by the Company pursuant to the ESOP to the accounts of Messrs. Molnar and Geib and Mrs. Bickerstaff, respectively, $4,852, $3,794, $1,932 and $3,019 contributed by the Company under the Harleysville Savings' 401(k) Plan ("401(k) Plan") pursuant to the company match of contributions to the accounts of Messrs. Molnar, Geib and McGill and Mrs. Bickerstaff, respectfully, and the payment of $9,900 in directors' fees to Mr. Molnar and $7,425 to Mr.Geib.

(3)  Mr. McGill joined the Company in September 1999.

Directors' Fees

               Directors of the Bank received a fee of $250 per month, plus $575 for each regular Board meeting attended during fiscal 2001. Directors of the Bank, with the exception of President Molnar and Executive Vice President Geib, received $225 for each committee meeting attended during fiscal 2001.

Stock Options

               The following table sets forth certain information concerning individual grants of stock options pursuant to the Company's stock option plans to the named executive officers during the year ended September 30, 2001.


================================================================================================================================

                                                                                                   Potential Realizable Value at
                                                                                                       Assumed Annual Rates
                                                                                                    of Stock Price Appreciation
                                 Individual Grants                                                      for Option Term(4)
--------------------------------------------------------------------------------------------------------------------------------
                                          % of Total Options
                                              Granted to
      Name             Options Granted(1)     Employees(2)     Exercise Price(3)  Expiration Date    5%              10%
---------------------  ------------------ -------------------- -----------------  ---------------  --------  ------------------
Edward J. Molnar             2,100               11.5                 14.50          1/2/2011      $19,152          $48,531
---------------------  -----------------  -------------------  -----------------  ---------------  --------  ------------------
Ronald B. Geib               1,400                7.7                14.50           1/2/2011       12,768           32,354
---------------------  -----------------  -------------------  -----------------  ---------------  --------  ------------------
Marian Bickerstaff           1,100                6.0                14.50           1/2/2011       10,032           25,421
---------------------  -----------------  -------------------  -----------------  ---------------  --------  ------------------
Brendan J. McGill            1,000                5.5                14.50           1/2/2011        9,120           23,110
=====================  =================  ===================  =================  ===============  ========  ==================

(1) The options granted to executive officers vest and become exercisable in one year from the date of grant.

(2) Percentage of options to purchase Common Stock granted to all employees during fiscal 2001.

(3) The exercise price was based on the market price of the Common Stock on the date of grant.

(4) Assumes compounded rates of return for the remaining life of the options and future stock prices of $23.62 and $37.61 at compounded rates of return of 5% and 10%, respectively.

     The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended September 30, 2001 and stock options held at September 30, 2001.



==================================================================================================================================
                                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                          AND YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Value of
                             Shares                                  Number of                           Unexercised
                           Acquired on     Value                    Unexercised                          Options at
         Name              Exercise      Realized                Options at Year End                      Year End(1)
                                                      ---------------------------------------  -----------------------------------

                                                           Exercisable        Unexercisable       Exercisable      Unexercisable
-----------------------  -------------  ------------  --------------------  -----------------  ----------------  -----------------
Edward J. Molnar             4,000        $27,420            13,163               2,100         $   95,103          $   5,040
-----------------------  -------------  ------------  --------------------  -----------------  ----------------  -----------------

Ronald B. Geib                   --              -           19,412               1,400             140,252             3,360
-----------------------  -------------  ------------  --------------------  -----------------  ----------------  -----------------

Marian Bickerstaff             750          3,431            13,158               1,100              95,067             2,640
-----------------------  -------------  ------------  --------------------  -----------------  ----------------  -----------------

Brendan J. McGill                --             --             4,000              7,250                6,360          12,790
=======================  =============  ============  ====================  =================  ================  =================

(1) Based on an assumed market price of $16.90 per share of Common Stock at September 30, 2001.

Human Resource Committee

               The Human Resource Committee of the board of directors determines executive compensation. During fiscal 2001, the members of the Committee were Messrs. Clemens, Alderfer and Meschter. No member of the Committee is a current or former officer or employee of the Company or the Bank. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below.

Report of the Human Resource Committee

               The members of the committee recognize that the Company must attract, retain and motivate the best people to achieve its business objectives. To do so, it must compensate its executives fairly and competitively in the market in which it competes. The competitive market for executives is primarily financial institutions of a similar asset size. The principal resource used for peer group comparisons is the 2001 Compensation Survey compiled by American's Community Bankers and the SNL 2001 Executive Compensation Review for publicly held companies.

               The base salary paid to the President and Chief Executive Officer in fiscal year 2001 was $190,723 compared to $175,712 in fiscal year 2000. The increase in base salary is commensurate with the Company's compensation objectives and the salary structure of executive compensation is within the competitive range for the industry based upon comparison with financial institutions of similar size.

                                                     Philip A. Clemens
                                                     Sanford L. Alderfer
                                                     George W. Meschter

Performance Graph

               The following graph compares the yearly cumulative total return on the Company's Common Stock (or prior to the reorganization of the Bank to the holding company form, the Bank's Common Stock) over the past five years with (i) the yearly cumulative total return on the stocks included in the Nasdaq Stock Market Index and (ii) the yearly cumulative total return on the stocks included in the Nasdaq Banks Index (all banks listed on the Nasdaq Stock Market). The cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.



           [GRAPHIC - PERFORMANCE GRAPH PLOTTED POINTS LISTED BELOW]




               Table of Cumulative Values

                               1996       1997       1998       1999       2000       2001
                               ----       ----       ----       ----       ----       ----
Harleysville Savings        $ 100.00   $ 212.81   $ 238.22   $ 159.53   $ 168.84   $ 191.79
Nasdaq Market Index           100.00     224.98     228.54     373.39     359.08     146.78
Nasdaq Banks Index            100.00     261.10     259.21     276.04     233.65     264.91
Book Value Per Share            9.11      10.32      11.68      12.83      14.05      15.32
Market Value Per Share         10.80      19.88      22.04      14.00      15.06      16.90


Employment Agreements

               The Bank has entered into five-year employment agreements with Messrs. Edward J. Molnar and Ronald B. Geib and Mrs. Marian Bickerstaff. The agreements are extended automatically each year to continue for a five-year term. The agreement with Mr. Molnar provides for a current salary of $190,723 and agreement with Mr. Geib provides for a current salary of $126,458. The agreement with Mrs. Bickerstaff provides for a current salary of $100,654.

               The agreements are terminable by the Bank for "just cause" as defined, at any time or in certain events specified by federal regulations. The agreements also provide for severance payments and other benefits, respectively:
(i) in the event of involuntary termination of employment in connection with any "change in control" of the Bank, as defined, or (ii) in connection with a voluntary termination of employment where, subsequent to an acquisition of control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control.

               "Just cause" is defined as termination for personal dishonesty, willful misconduct, breach of fiduciary duty involving personal profit, conviction of a felony, willful violation of any law or regulation to be enforced by or the FDIC, or the Department of Banking of the Commonwealth of Pennsylvania ("Department"), willful violation of a final cease-and/or-desist order, willful or intentional breach or neglect by an employee of his duties, persistent negligence or misconduct in the performance of his duties or material breach of any provision of the Agreement, as determined by a court of competent jurisdiction or a federal or state regulatory agency having jurisdiction over the Bank. No act, or failure to act, on an employee's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Bank; provided that any act or omission to act on an employee's behalf in reliance upon an opinion of counsel to the Bank or counsel to the employee shall not be deemed to be willful. A "change in control" of the Bank is defined as a change in control of a nature that would be required to be reported under federal securities laws; provided that, without limitation, such a change in control shall be deemed to have occurred if (A) any "person," as defined, other than the Bank or any "person" who on the date in question is a director or officer of the Bank, is or becomes the "beneficial owner," as defined, directly or indirectly, of securities of the Bank representing 25% or more of the combined voting power of the Bank's then outstanding securities, or (B) during any period of two consecutive years during the term of the Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

               In the event of a voluntary or involuntary termination pursuant to a change of control of the Bank, such severance payments would amount to the aggregate of the product of an employee's average base salary over the five-year taxable period preceding the taxable year in which the date of termination occurs (or such lesser amount of time if the employee has not been employed by the Bank for five years at the time of termination) multiplied by 2.99. Such severance payment would be made in a lump sum on or before the fifth day following the date of termination, provided, however, that if the lump sum severance payment either alone or together with the other payments which the employee has the right to receive would constitute an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), such lump sum severance payment is required to be reduced to the largest amount as will result in no portion of the lump sum severance payment being an "excess parachute payment." If the employment of Edward J. Molnar, Ronald B. Geib and Marian Bickerstaff had been terminated on September 30, 2001 pursuant to a change in control of the Bank, as defined, Messrs. Molnar and Geib and Mrs. Bickerstaff would have been entitled to receive severance payments amounting to approximately $502,221, $330,283 and $262,500, respectively.

               The agreements also provide that an employee may terminate his or her employment following a change in control for good reason, as defined, which includes a failure by the Bank to comply with any material provision of the Agreement or the assignment of the employee subsequent to a change in control of the Bank to duties inconsistent with his or her duties prior to the change in control. In such case, the Bank is required to pay as severance to the employee an amount equal to the product of his or her current annual base salary multiplied by the greater of the number of years remaining in the term of employment or the number 2.99. The agreements do not contain any provision restricting the right to compete against the Bank upon termination of employment. The Board of Directors may, from time to time, extend employment agreements to other senior executive officers.

Profit Sharing Incentive Plan

               The Bank maintains a Profit Sharing Incentive Plan ("Profit Sharing Plan") which is designed to provide cash incentive payments to the Bank's officers and employees when the Bank exceeds certain performance criteria. All of the Bank's employees participate in the Profit Sharing Plan. The Profit Sharing Plan provides that the Bank will make allocations to a bonus pool provided three performance criteria are satisfied: (1) the Bank's return on total stockholders' equity shall exceed an annualized rate of 10.75 percent (the "Target Return"), (2) the Bank's one year gap position under the Bank's asset liability management policy may not exceed the guidelines established by the Board of Directors, and (3) the percentage of the Bank's loans which are 60 days or more overdue may not exceed 1.5 percent of its total assets. If these criteria are satisfied, a percentage of the Bank's profit in excess of the Target Return is allocated to a bonus pool. The percentage of the Bank's profit in excess of the Target Return which is allocated to the bonus pool ranges from 90 percent of the first fifteen basis points by which the Bank's profit exceeds the Target Return to five percent of any profit greater than 1.35 percent in excess of the Target Return. Awards from the bonus pool are based on each participant's base earnings as a percentage of the total base earnings of all participants, and a weighing factor which recognizes that the Bank's senior management, middle management and other employees have varying levels of responsibility for the Bank's overall performance. Incentive payments to Messrs. Molnar,Geib and McGill and Mrs. Bickerstaff, for the year ended September 30, 2001 were $40,299, $26,720, $17,830 and $21,268, respectively, and are reflected in the Summary Compensation Table above. The total amount of incentive payments made to all employees of the Bank employees (96 people) who received payments pursuant to the Profit Sharing Plan for the year ended September 30, 2001, including payments to the Bank's four executive officers, was $237,056.

Employee Stock Ownership Pension Plan

               The Board of Directors of the Company and its stockholders have adopted an Employee Stock Ownership Pension Plan ("ESOP"). The trustees of the ESOP are Messrs. Clemens, Meschter and Alderfer. The trustees also serve as the administrators of the ESOP. The trustees hold, invest, reinvest, manage, administer and distribute the assets of the ESOP for the exclusive benefit of participants, retired participants and their beneficiaries in accordance with the terms of the ESOP and the Employee Stock Ownership Trust ("Trust") established pursuant to the ESOP. All of the assets of the ESOP are held in the Trust, which is managed by the trustees. The ESOP is subject to the participation, vesting, fiduciary responsibility, reporting, and disclosure and claims procedure requirements of ERISA.

               All employees of the Company who (i) have completed 12 months of service with the Company and (ii) have attained the age of 21 are eligible and shall participate in the ESOP. An employee shall be credited with a year of service during a ESOP year if said employee completes at least 1,000 hours of service during such period.

               In general, the ESOP requires the Company to contribute to the Trust in cash each year an amount which is not less than the amount required to enable the Trust to discharge its current obligations. The Company may make additional contributions in cash, shares of the Common Stock or other property, which shall be valued at its fair market value, as the Company's Board of Directors may determine.

               Contributions of the Company in cash and other cash received by the Trust will be applied to pay any current obligations of the Trust incurred for the purchase of Common Stock, or may be applied to purchase additional shares of Common Stock from current stockholders or from the Company. The investment policy of the ESOP is to invest primarily in Common Stock of the Company; however, the ESOP permits the investment of contributions to the ESOP into other assets, including certificates of deposit and securities issued by the U.S. government or its agencies.

               The ESOP requires the Company to pay all costs of administering the ESOP and any similar expenses of the trustees, excluding normal brokerage charges which are included in the costs of stock purchased. All shares of Common Stock which are allocated to participants' stock accounts shall be voted by the trustees in accordance with instructions from the participants. All unallocated shares of Common Stock held by the Trust or in a suspense account shall be voted by the trustees.

               Participation in the ESOP terminates as of the anniversary date coinciding with or next following a participant's death, disability or retirement. Upon termination of a participant's employment for any reason other than death, disability or retirement, or upon a break in service, the participant shall have vested and nonforfeitable rights in a portion of his or her stock and investment accounts based upon the participant's years of credited service at his or her date of termination. A participant is fully vested in his stock and investment accounts after five years of plan participation.

               Vested benefits under the ESOP will normally be distributed in a single distribution as soon as possible following a participant's separation from service. Distribution of benefits under the ESOP may be made in cash or in a combination of shares of Common Stock and cash.

               The Company's contributions to the ESOP are deductible by the Company to the extent provided by the Code and the ESOP will not be subject to federal income tax on its income and gain. A participant will not be taxed on contributions made by the Company or earnings on such contributions until he receives a distribution under the ESOP.

               During fiscal 2001, the Company contributed approximately $98,336 to the Trust which was allocated to participants' accounts according to the terms of the Plan.

401(k) Plan

               The Company adopted the Harleysville Savings 401(k) Plan, a deferred salary savings plan, effective January 1, 2000. All officers and employees working 1,000 hours or more in a plan year, who have attained the age of 21 and have completed 12 months of service, may participate in the 401(k) Plan on an optional basis. Under the plan, participants may defer up to 12% of their salary by payroll deduction. The Company or its subsidiaries will make a matching contribution of 50% of the first 6% of the participant's contribution. All contributions are invested via a plan trust. The Company's matching contributions are vested at 100% after five years of service. All contributions are invested via a plan trust at the direction of the participant among several options, including several different mutual funds. Benefit payments normally are made in connection with a participant's retirement. Under current Internal Revenue Service regulations, the amount contributed to the plan and the earnings on those contributions are not subject to Federal income tax until they are withdrawn from the plan.

Employee Stock Purchase Plan

               The Board of Directors of the Company and its stockholders have adopted the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), which is intended as an incentive to encourage all eligible employees of the Company to acquire stock ownership in the Company through payroll deductions so that they may share in its performance. The Company's stockholders approved adoption of the Purchase Plan at the annual meeting held in January 1996. The Purchase Plan is administered and interpreted by the Salary and Benefit Committee of the Board of Directors.

               Pursuant to the Purchase Plan, shares of the Company's Common Stock are offered to employees of the Company in up to two offering periods during which payroll deductions will be accumulated under the Purchase Plan during any calendar year. Any employee of the Company or any parent or subsidiary, including officers whether or not directors of the Company, is eligible to enroll in the Purchase Plan by completing a payroll deduction form provided by the Company. Upon enrollment, an employee shall elect to make contributions to the Purchase Plan by payroll deductions in an aggregate amount not less than 2% nor more than 10% of such employee's total compensation.

               On the first business day of each offering period, the Company grants to each eligible employee who is then a participant in the Purchase Plan an option to purchase on the last business day of such period shares of the Common Stock at an option price determined by the Committee, which shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the shares on the first business day in an offering period, or (b) the fair market value of the shares on the last business day of such offering period.

Indebtedness of Management

               The Bank offers certain loans to its directors, officers and employees. It is the belief of management that these loans do not involve more than the normal risk of collectibility. These loans are made on substantially the same terms as those prevailing at the time for comparable transactions with nonaffiliated persons. Executive officers, directors, officers and employees of the Bank receive no discount from the market interest rate for loans made by the Bank. As of September 30, 2001, two of the Company's directors and executive officers had loans outstanding in excess of $60,000 totaling $301,329.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

               The Board of Directors of the Company has appointed Deloitte & Touche independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

Audit Fees

               The aggregate amount of the fees billed by Deloitte & Touche for its audit of the Company's annual financial statements for fiscal 2001 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $50,000.

Financial Information Systems Design and Implementation

               Deloitte & Touche did not provide any services to the Company for financial information systems design and implementation during fiscal 2001.

All Other Fees

               The aggregate amount of the fees billed by Deloitte & Touche for all other services rendered by it to the Company during fiscal 2001 was $14,400. These consisted primarily of tax return preparation and other services.

               The Board of Directors and its Audit Committee considered the compatibility of the non-audit services provided to the Company by Deloitte & Touche in fiscal 2001 on the independence of Deloitte & Touche from the Company in evaluating whether to appoint Deloitte & Touche to perform the audit of the Company's financial statements for the year ending September 30, 2002.

               The Company has been advised by Deloitte & Touche that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

               The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche as independent auditors for fiscal 2002.

                              STOCKHOLDER PROPOSALS

               Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in January 2002, must be received at the principal executive offices of the Company, 271 Main Street, Harleysville, Pennsylvania 19438, Attention: Marian Bickerstaff, Senior Vice President and Secretary, no later than August 20, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

               Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 of the Exchange Act may be brought before an annual meeting pursuant to the Company's Bylaws, which provides that business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or
(b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than ninety days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders or in the case of the first annual meeting of stockholders following the Reorganization, not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Bank in connection with the immediately preceding annual meeting of stockholders of the Bank prior to the Reorganization. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. To be timely with respect to the next annual meeting of stockholders of the Company, a stockholders notice must be received by the Company no later than September 19, 2002.


                                 ANNUAL REPORTS

               A copy of the Company's Annual Report to Stockholders for the year ended September 30, 2001 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

               Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission under the Exchange Act. Such written requests should be directed to Marian Bickerstaff, Senior Vice President and Secretary, Harleysville Savings Financial Corporation, 271 Main Street, Harleysville, Pennsylvania 19438. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

               Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

               The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                                                      Appendix A

                   Harleysville Savings Financial Corporation
                             AUDIT COMMITTEE CHARTER


AUTHORITY

Primary responsibility for the company's financial reporting and internal operating controls is vested in senior operating management as overseen by the board of directors (board). The audit committee, composed of 3 independent directors, is a standing committee of the board established to assist in fulfilling its statutory and fiduciary responsibilities. Members of the audit committee shall be considered independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation.

The audit committee shall have unrestricted access to company personnel and documents and will be given the resources necessary to discharge its responsibilities. The audit committee will meet on a regular basis and call special meetings as required.

RESPONSIBILITIES

1. Financial Reporting

     The responsibility of the audit committee in the area of financial reporting is to provide assurance that financial disclosures made by management reasonably portray the company's financial condition, results of operations and plans and long-term commitments. To accomplish this, the audit committee will:

     o Communicate with the external auditors in the areas addressed by SAS #61, including discussions with the committee chairman regarding quarterly reporting

     o Oversee the annual nomination of the independent public accountants to the Bank's stockholders

     o Review quarterly and annual financial statements, auditor's opinion, and management letters

     o Review the auditor engagement letter that has been executed by management

     o Arrange for periodic reports from management assessing the impact of significant regulatory changes and accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC or any other significant matters that may affect the company


                                       A-1

AUDIT COMMITTEE CHARTER

     o Inquire of management and the independent public accountants if there were any significant reporting or operational issues affecting the financial statements that were in dispute during the accounting period and, if so, how they were resolved.

2. Corporate Governance

     The responsibility of the audit committee in the area of corporate governance is to provide reasonable assurance that the corporation is in reasonable compliance with pertinent laws and regulations, is conducting its affairs ethically, and is maintaining effective controls against employee conflict of interest and fraud.

3. Internal Control

     It is incumbent on the audit committee to fulfill its oversight responsibilities without unnecessary or inappropriate intervention with the prerogatives of corporate management. Nevertheless, to carry out its responsibility, the audit committee must:

     o Meet privately with the independent public accountants to discuss pertinent matters and to determine if any restrictions have been placed by management on the scope of their examination or if there are other matters that should be discussed with the audit committee.

     o Review this charter annually and propose to the board any recommended changes.

     o   Report audit committee activities to the board regularly.

HARLEYSVILLE SAVINGS FINANCIAL CORPORATION                       REVOCABLE PROXY
HARLEYSVILLE, PENNSYLVANIA

          THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLEYSVILLE SAVINGS FINANCIAL CORPORATION FOR USE ONLY AT THE ANNUAL
     MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 23, 2002 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of Harleysville Savings Financial Corporation (the "Company"), hereby appoints the Board of Directors, or any successors in their respective positions, as proxy, with full powers of substitution, and hereby authorizes the Board to represent and vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on December 7, 2001 at the Annual Meeting of Stockholders to be held at the Family Heritage Restaurant located in Franconia, Pennsylvania on January 23, 2002 at 9:30 a.m., Eastern Time, or any adjournment thereof.

1. ELECTION OF DIRECTORS. For a term of three years: Paul W. Barndt, Philip A. Clemens and Edward J. Molnar.

        FOR all nominees listed above                WITHHOLD AUTHORITY (to
        (except as marked to the                      vote for all nominees
        contrary below) [   ]                         listed above ) [   ]


INSTRUCTIONS: To withhold authority to vote for any one or more individual nominee, write the name of such nominee(s) in the space provided below:

-------------------------------------------------------------------------------


2. Proposal to ratify the appointment by the Board of Directors of Deloitte & Touche as the Company's independent auditors for the year ending September 30, 2002.

               For              Against           Abstain

               [  ]             [  ]               [  ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting as described in the accompanying Proxy Statement.

               If not otherwise specified, this proxy will be voted FOR the election of the Board of Directors' nominees to the Board of Directors named in Proposal 1, FOR ratification of the independent auditors in Proposal 2 and otherwise at the discretion of the proxies. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting and upon such other business as may properly come before this meeting. This proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.



                                  The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Harleysville Savings Financial Corporation, to be held on January 23, 2002, or any adjournment thereof, and a Proxy Statement for the Annual Meeting, prior to the signing of this proxy.



                                  Date:_________________________________

                                  Signature:____________________________

                                  Signature:____________________________



                                  Please sign exactly as your name(s) appear(s) on this Proxy. When signing in a representative capacity, please give title. When shares are held jointly, both should sign.


                                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.